UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2009

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Cabot Boulevard, Langhorne, Pennsylvania		19047
(Address of Principal Executive Offices)		(Zip Code)

(267) 775-8100

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition.

On March 4, 2009, Power Medical Interventions, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter and year ended December 31, 2008.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01.                   Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit No.	Description

99.1	Press Release of Power Medical Interventions, Inc. dated March 4, 2009 reporting its financial results.

* The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

	By:	/s/ Brian M. Posner
Name: Brian M. Posner
Title: Chief Financial Officer

Date: March 5, 2009